                                                                    Exhibit C(1)

                      MERGER AND REORGANIZATION AGREEMENT
                      -----------------------------------

          MERGER AND REORGANIZATION AGREEMENT, dated as of the 3rd day of March, 1998, by and among:

          (i) Mortgage Plus Equity and Loan Corporation ("Mortgage Plus"), a corporation organized and existing under the laws of the State of New York and having its principal office at 6851 Jericho Turnpike, Syosset New York 11791 ("Mortgage Plus"); VERTEX INDUSTRIES, INC. ("Vertex"), a corporation organized and existing under the laws of the State of New Jersey and having its principal office at 23 Carol Street, Clifton, New Jersey 07014, which owns 75,417 shares of the issued and outstanding common stock, $.01 par value per share (the "Common Stock") of Computer Transceiver Systems, Inc. (the "Company"), a corporation organized and existing under the laws of the State of New York and having its principal office at 23 Carol Street, Clifton, New Jersey 07014; the Company and CTS-Subsidiary, Inc. (the "Subsidiary"), a corporation which is a wholly-owned subsidiary of the Company, organized and existing under the laws of the State of New York.

                                    RECITALS
                                    --------

          Mortgage Plus and the Company intend to effect a Plan of Reorganization within the meaning of Sections [368(a)(1)(A) and 368(a)(2)(E)] of the Internal Revenue Code of 1986, as amended by the merger of the Subsidiary with and into Mortgage Plus (the "Merger").

          In consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, it is hereby agreed as follows:

                                   ARTICLE 1

                       TRANSFER OF CTSI-SUBSIDIARY SHARES

  1.1     Execution, Filing, Effective Time.  On the date of the Closing, and
          ---------------------------------
subject to the terms and conditions hereinafter set forth, Mortgage Plus and Subsidiary agree to cause the Merger to be consummated by executing, delivering and filing with the office of the New York Secretary of State a Certificate of Merger (the "Certificate of Merger") substantially in the form attached hereto as Exhibit A, and such other documents as may be required by the provisions of New York Law and as are necessary to cause the Merger to become effective. The time at which the Merger becomes effective is herein referred to as the "Effective Time."

  1.2     Constituent and Surviving Corporations.  Mortgage Plus and the
          --------------------------------------
Subsidiary shall be the constituent corporations in the Merger (collectively, the "Constituent Corporations"). At the Effective Time, the Subsidiary shall be merged into Mortgage Plus in accordance with New York Law and Mortgage Plus shall be the surviving corporation in the Merger (in such capacity, Mortgage Plus is sometimes hereinafter referred to as the "Surviving Corporation"). At the Effective Time, the identity and separate existence of Subsidiary shall cease. Upon the effectiveness of the Merger, the Surviving Corporation shall possess all of the rights, privileges, immunities, powers, franchises and authority, whether of a public or private nature, and be subject to all restrictions, disabilities and duties, of each of the Constituent Corporations, and all the rights, privileges, immunities, powers, franchises and authority of each of the Constituent Corporations, and all assets and properties of every description, real, personal and mixed, and every interest therein, wherever located, and all debts and other obligations belonging or due to either of the Constituent Corporations on whatever account, as well as stock subscriptions and all other things in action belonging or due to each of the Constituent Corporations, shall be vested in the Surviving Corporation, and all property rights, privileges, immunities, powers, franchises and authority, and all and every other interest, shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate or interest therein vested in either Constituent Corporation shall not revert or be in any way impaired by reason of the Merger but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and the Surviving Corporation shall be liable for the debts and other obligations of each of the Constituent Corporations, and any claims existing or action or proceeding pending, by or against either the Constituent Corporations may be prosecuted or judgment with right of appeal, as if the Merger had not taken place.

  1.3     Articles of Incorporation and By-Laws.  At the Effective Time: (i) the
          -------------------------------------
Articles of Incorporation of the Surviving Corporation shall be substantially in the form of the Articles of Incorporation which are appended to the Articles of Merger as Exhibit B thereto; and (ii) the Bylaws of the Surviving Corporation shall be the Bylaws.

  1.4     Board of Directors.  Effective immediately after the Effective Time,
          ------------------
and without any further action on the part of any party, each of the members of the Board of Directors of the Company shall submit their resignation subject to the simultaneous appointment of the current directors of Mortgage Plus as the directors of the Company, and from such time such persons shall remain the directors of the Company and the Surviving Corporation, in each case to serve in accordance with the By-Laws of the Company and the Surviving Corporation until his successor is duly elected and qualified.

  1.5     Officers.  Effective immediately after the Effective Time, and without
          --------
any further action on the part of any party, each of the officers of the Company shall submit their resignation, subject to the simultaneous appointment of the current officers of Mortgage Plus as officers of the Company, and such persons shall remain the officers of the Company and the Surviving Corporation, in each case in accordance with the By-Laws of the Company and the Surviving Corporation until his successor is duly appointed.

  1.6     Conversion of the Company Common Stock.
          --------------------------------------

          (a) Conversion of Common Stock.  At the Effective Time, each share of
              --------------------------
Mortgage Plus Common Stock issued and outstanding immediately prior to the Effective Time (treasury shares of Mortgage Plus Common Stock then owned by Mortgage Plus and by any Dissenting Stockholder, as hereinafter defined), shall, by virtue of the Merger and without any action on the part of Mortgage Plus, the Company or the Subsidiary or the holder thereof, be cancelled and converted into one (1) fully paid and nonassessable share of Company Common Stock (the "Per Share Company Stock Consideration"). No fractional shares of Company Common Stock will be issued, but in lieu thereof, any holder of the Mortgage Plus Common Stock entitled to receive a fractional share of Company Common Stock shall be paid cash equal to the value of such fractional share. All shares of Mortgage Plus Common Stock held by Mortgage Plus at the Effective Time as treasury shares or held by any of the Company's Subsidiaries (collectively, "Treasury Shares") shall cease to exist and the certificates for such shares shall, as promptly as practicable thereafter, be cancelled and no shares of capital stock of the Company shall be issued in exchange therefor.

          (b) Delivery of New Certificates.  Promptly after the Effective Time,
              ----------------------------
the Company shall mail to each holder of record of a certificate or certificates representing shares of Mortgage Plus Common Stock (a "Certificate" and collectively the "Certificates") (i) a letter of transmittal and (ii) instructions for effecting the surrender of the Certificates in exchange for certificates representing shares of Company Common Stock and cash in lieu of fractional shares. Upon surrender of a Certificate for cancellation to the Company together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor (x) a certificate representing that number of whole shares of Company Common Stock representing the amount of Per Share Company Stock Consideration, and cash in lieu of fractional shares, if any, and unpaid dividends and distributions, if any, which such holder has the right to receive in respect of the Certificate surrendered pursuant to the provisions of this Section, after giving effect to any required withholding tax, and the Certificate so surrendered shall forthwith be cancelled. If any certificate for shares of Company Common Stock is to be issued in a name other than that in which a certificate for shares of Mortgage Plus Common Stock so surrendered is then registered, such surrender shall be accompanied by payment of any applicable transfer taxes and documents required for a valid transfer. From and after the Effective Time, until so surrendered, each Certificate theretofore representing shares of issued and outstanding Mortgage Plus Common Stock shall be deemed for all corporate purposes (except as provided herein with respect to fractional shares and with respect to shares held by Dissenting Stockholders, and except as set forth below), to evidence the number of whole shares of Company Common Stock into which such shares of Mortgage Plus Common Stock shall have been converted. Upon surrender of a

Certificate representing Mortgage Plus Common Stock, the holder of record thereof shall receive certificates representing the whole shares of Company Common Stock, and cash in lieu of fractional shares to which he shall be entitled, and all dividends and other distributions which shall have been paid or made to holders of record of Mortgage Plus Common Stock after the Effective Time with respect to such shares of Company Common Stock, without interest thereon.

          (c) No Liability.  None of Mortgage Plus, the Company, the Subsidiary
              ------------
or any other person shall be liable to any former holder of shares of Mortgage Plus Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

  1.7     Conversion of Subsidiary Common Stock.  At the Effective Time, each
          -------------------------------------
outstanding share of Common Stock, par value $.001 per share of Subsidiary (the "Subsidiary Common Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one fully paid and nonassessable share of Common Stock of the Surviving Corporation. At the Effective Time, the Company, as the sole holder of the Subsidiary Common Stock, shall surrender any and all certificates representing such Subsidiary Common Stock to the Surviving Corporation and shall be entitled to receive in exchange therefor a certificate representing the number of shares of Common Stock of the Surviving Corporation into which the Subsidiary Common Stock theretofore represented by the certificates so surrendered shall have been converted as provided in this Section. From and after the Effective Time, until so surrendered, each certificate theretofore representing shares of issues and outstanding Subsidiary Common Stock shall be deemed for all corporate purposes to evidence the number of shares of Common

Stock of the Surviving Corporation into which such shares of Subsidiary Common Stock shall have been converted.

  1.8     Dissenting Stockholders.  All issued and outstanding shares of
          -----------------------
Mortgage Plus Common Stock held by holders of record who shall have neither voted in favor of the Merger nor consented thereto in writing and shall have delivered (and then been entitled to deliver) to the Company a written demand for appraisal of their shares of Mortgage Plus Common Stock within the time and in the manner provided under the New York Law (collectively, the "Dissenting Stockholders" and, individually, a "Dissenting Stockholder") shall not be converted into Company Common Stock, but shall be entitled to receive such consideration as shall be provided in New York Law, except that each share of Mortgage Plus Common Stock issued and outstanding immediately prior to the Effective Time and held by a Dissenting Stockholder who shall thereafter withdraw his demand for appraisal of his shares of Mortgage Plus Common Stock with the Surviving Corporation's consent or lose his right to such payment as provided in New York Law shall be deemed converted, as of the Effective Time, into (x) one (1) fully paid and nonassessable share of Company Common Stock, in which event such stockholder shall no longer be a Dissenting Stockholder. A list of all holders of Mortgage Plus Common Stock who have filed written demands for payment of their shares of Mortgage Plus Common Stock by the date hereof in accordance with New York Law is attached hereto.

  1.9     Dissenting Stockholder Payment.  Each Dissenting Stockholder who
          ------------------------------
becomes entitled, pursuant to New York Law, to payment for the shares of Mortgage Plus Common Stock held by such Dissenting Stockholder shall receive the payment therefor from the Surviving

Corporation, but only up to the amount of such payment as shall have been agreed upon or finally determined pursuant to New York Law, and such shares shall thereupon be cancelled.

  1.10 All of the Company's Shares issued pursuant to this Agreement shall be of the same class as pre-merger Company Shares.

                                   ARTICLE 2

  2.1     Assumption of Obligations and Liabilities by Vertex.  Vertex
          ---------------------------------------------------
acknowledges and agrees that, except as set forth on Exhibit C hereto, (a) all "Liabilities" of the Company in existence immediately prior to the Closing, shall be assumed, satisfied and discharged by Vertex immediately prior to the Closing, and (b) any Liabilities of the Company which accrue or arise after the Closing relating to any act or omission occurring prior to the Closing shall be promptly assumed, satisfied and discharged as promptly thereafter as possible by Vertex, and (ii) that neither the Company nor any Mortgage Plus Shareholder shall have any liability or obligation with respect to the payment of any such Liability by virtue of Vertex's obligation herein, or any obligation to Vertex as a result of such payment. "Liabilities" shall mean payments, claims, penalties, expenses, obligations (for the payment of money or the performance of services), indebtedness or damages, whether known or unknown, contingent or determinable, accrued or unaccrued, asserted or unasserted or based in law or equity in existence immediately prior to Closing.

  2.2     Appointment as Attorney-In-Fact. Mortgage Plus acknowledges and agrees
          -------------------------------
that the Company has appointed Vertex, and each officer of Vertex acting singly, as the true and lawful agent and attorney-in-fact of the Company for purposes of paying, settling, compromising, defending and discharging any and all of the Liabilities, and that such appointment shall survive the Closing until the final and irrevocable settlement and discharge in full of the Liabilities, provided that such appointment shall not confer any authority (a) to agree to any restriction or limitation upon the conduct of the Company after the Closing, (b) which imposes any lien, encumbrance, restriction or limitation on any asset or right owned or used by the Company and provided, further, such authority shall not be used in a
                --------  -------
situation where a party may assert any claim against the Company which limits or restricts the activities of the Company in any respect.

                                   ARTICLE 3

                                    CLOSING

  3.1     Closing.  The closing of the transactions hereunder (the "Closing")
          -------
will take place on March 4, 1998, or such other date and place as the parties may agree at the offices of Ruskin, Moscou, Evans & Faltischek, P.C., 170 Old Country Road, Mineola, New York 11501, upon the execution of this Agreement and shall be effective upon the filing of the Certificate of Merger with the Secretary of State of New York. The day on which the Closing actually takes place is herein sometimes referred to as the "Closing Date."

                                   ARTICLE 4

                             OBLIGATIONS AT CLOSING

  4.1     Obligations of Vertex at Closing.  At Closing, Vertex shall deliver,
          --------------------------------
or cause the Company to deliver to Mortgage Plus, the following:

          (a) a true and complete copy of the Company's and the Subsidiary's Articles of Incorporation (and any amendments thereto), certified as of a recent date by the Secretary of State of New York; a true and complete copy of the Company's and the Subsidiary's By-Laws in effect on the Closing Date; director and [shareholder] resolutions/consents of Vertex, the Company and the Subsidiary authorizing and approving the transactions contemplated hereby;

     (b) the Company's and the Subsidiary's books, records, correspondence, accounting books, ledgers, financial information and documentation, all tax returns (and correspondence with appropriate taxing authorities); governmental and regulatory filings, applications, licenses, permits and official and other records and authorizations; [bank accounts (and all cash and securities in such accounts as of March 4, 1998)], investment accounts, securities, trust funds, escrow funds (with appropriate documentation terminating Vertex's right to access or direct payment to or from such accounts); post office account/boxes; and powers of attorney in effect;

     (c) a certificate(s) that the representations and warranties of Vertex and the Company contained in this Agreement and in any statement (including financial statements), certificates, schedules or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and accurate as of the date when made and shall be deemed to be made again (and be true and accurate) at and as of the time of the Closing;

     (d) the resignations of all of the Company's and Subsidiary's officers and directors and the appointment of the Mortgage Plus directors and officers, as contemplated herein;

     (e) any and all such other documents, agreements, certificates and instruments required to be executed and/or delivered by Vertex, the Company and the Subsidiary to Mortgage Plus or to the Mortgage Plus Shareholders, including all assignment of claims and warranties.

  4.2     Further Assurances.  At any time and from time to time after the
          ------------------
Closing, at the request of any person identified herein as a Mortgage Plus Shareholder or the Company and without further consideration, Vertex will execute and deliver such other instruments of sale, transfer, assignment and delivery and take such action as any person identified herein as a Mortgage Plus Shareholder may reasonably deem necessary or desirable in order to more effectively transfer, assign and deliver to the it (or them) and to confirm each Mortgage Plus Shareholder's title to the Shares to be transferred and/or issued as contemplated herein.

                                   ARTICLE 5

                    REPRESENTATIONS AND WARRANTIES OF VERTEX

  5.1     Representations and Warranties of Vertex.  Vertex represents and
          ----------------------------------------
warrants to Mortgage Plus that the following matters are true on the date hereof and will be true and correct on the Closing Date, as if set forth independently on such date:

          (a) Organization, subsistence and Qualification of the Company and the
              ------------------------------------------------------------------
Subsidiary.  The Company and the Subsidiary are each corporations duly organized
----------
and validly subsisting under the laws of the State of New York and each has all requisite corporate power and authority to own, lease and operate properties and assets and to carry on business as it is presently contemplated by the transactions set forth in this Agreement.

          (b) Capitalization of the Company and the Subsidiary.  Subject to
              ------------------------------------------------
Article 8, the Company's and the Subsidiary's capitalization is as set forth in Exhibit D. Vertex is the record, legal and beneficial owner of 75,417 shares of issued and outstanding shares of capital stock of the Company and the other shareholders listed on Exhibit E are the record owners of 37,047 issued and outstanding shares of capital stock of the Company. The Company is the record, legal and beneficial owner of all of the issued and outstanding capital stock of the Subsidiary. Neither Vertex, the Company nor the Subsidiary has any agreement, commitment, obligations, absolute or contingent, to any other person to sell, transfer, assign, encumber, restrict or pledge any capital stock of the Company or the Subsidiary, or to sell, transfer, encumber, restrict or pledge any assets, income, revenues, rights, claims or authorizations of the Company or the Subsidiary, or to sell, assign, transfer or restrict any capital stock of the Company or the Subsidiary or to effect any merger, consolidation or other reorganization of the Company or the Subsidiary or to enter into any agreement with respect thereto, except as contemplated by this Agreement.

          (c) Execution, Delivery and Performance of Agreement; Authority.  The
              -----------------------------------------------------------
execution and delivery of this Agreement by Vertex, the Company and the Subsidiary and of each of the other Transaction Documents to which Vertex, the Company and the Subsidiary is a party and the consummation of the transactions contemplated hereby and thereby by Vertex, the Company and the Subsidiary have been duly authorized by all requisite corporate and shareholder action of Vertex, the Company and the Subsidiary, as the case may be. This Agreement constitutes the legal, valid and binding obligations of Vertex, the Company, or the Subsidiary, enforceable against it in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws which from time to time may affect creditors' rights generally and by legal and equitable limitations as a remedy against Vertex). Upon the Effective Time of the Merger, Mortgage Plus shareholders will acquire good and marketable title to the Company's securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever, subject to applicable Federal and State Securities Laws restrictions.

          (d) No Conflict.  The execution and delivery of this Agreement and the
              -----------
consummation of the transactions contemplated hereby will not (i) violate or conflict with any provision of the Certificate of Incorporation or By-Laws (or other governing instrument) of Vertex, the Company or the Subsidiary; (ii) will not violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, any agreement, arrangement or other obligations of Vertex , the Company or the Subsidiary or any statute, law, judgment, decree, order, regulation or rule of any court or governmental body applicable to Vertex, the Company or the Subsidiary; (iii) result in the creation of any lien, claim, charge, encumbrance or exception upon any of the property, assets or rights of the Company, or the Subsidiary; or (iv) give rise to any right of forfeiture, termination, cancellation or acceleration with respect to any license or contract to which the Company or the Subsidiary is a party, or any statute, law, judgment, decree, order, regulation or rule of any court of governmental body applicable to the Company or the Subsidiary; it being specifically agreed that at the Closing neither the Company nor the Subsidiary will be a party to, or have an obligation with regard to, any bond, mortgage note or other evidence of indebtedness for borrowed money (or any guaranty thereof).

          (e) Consents and Approvals.  No consent, approval or authorization
              ----------------------
of, or declaration, filing or registration with, any governmental body or any other person is required on behalf of Vertex, the Company or the Subsidiary in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby other than for such consents, approvals, authorizations, declarations, filings or registrations that have been or shall be disclosed and/or delivered to Mortgage Plus prior to the Closing as set forth on Exhibit A hereof.

          (f) Litigation.  There is no action, suit, inquiry, proceeding or
              ----------
investigation by or before any court, arbitrator or governmental body (i) pending or threatened against or relating to the Company or the Subsidiary with respect to any matter, or (ii) with respect to Vertex that involves the Company or the Subsidiary. No action, suit, proceeding or arbitration is pending, threatened or contemplated in which the Company or the Subsidiary is a plaintiff or in which the Company or the Subsidiary is a witness or interested party. There is no action, suit, proceeding or arbitration in the case of Vertex, the Company or the Subsidiary which may exist or be pending in connection with or relating to the transactions contemplated by this Agreement. There is no injunction, order or decree of a court of competent jurisdiction against Vertex, the Company or the Subsidiary that would prohibit or delay the consummation of the transactions contemplated by this Agreement.

          (g) No Brokers or Finders.  Neither Vertex, the Company or the
              ---------------------
Subsidiary (and no affiliate thereof) nor any of its or their shareholders, officers, directors, employees or agents, has employed any broker or finder or incurred any Liability as to which the Company or the Subsidiary or any Mortgage Plus shareholder may be liable for any brokerage or finder's fees or commissions or similar payments in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

          (h) SEC Reports.  The Company has heretofore furnished Mortgage Plus
              -----------
with true and complete copies of its (i) Annual Reports on Form 10-K for the years ended July 31,

1997 as filed with the SEC, (ii) Quarterly Reports on Form 10-Q for each fiscal quarter ended after October 31, 1997; (iii) Proxy Statements relating to all meetings of its shareholders (whether annual or special) during 1997, and (iv) all other reports filed by the Company with the SEC during 1997. As of their respective dates, such reports and statements complied as to form in all material respects with the requirements applicable thereto and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Company included or incorporated by reference in such reports have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the assets, liabilities and financial position of the Company as of and at the dates thereof and the results of operations and changes in financial position for the periods then ended, subject in the case of the unaudited interim financial statements, to normal, recurring year-end adjustments and any other adjustments described therein.

          (i) Financial Information of the Entities; No Material Change.
              ---------------------------------------------------------

              (i) Vertex has delivered to Mortgage Plus the Company's "Financial Information" listed on Exhibit F hereof. The Financial Information fairly presents, in all material respects, the assets, liabilities, financial condition and results of operations of the Company, as at the respective dates thereof and for the periods referred to therein. Except as shown on Exhibit F and other than the Liabilities, the Company and the Subsidiary each has no obligation or liability of any nature.

              (ii) Except as set fort on Exhibit G, since the date of the Financial Information, neither the Company or the Subsidiary has (A) incurred (and will not incur) any Liability; (B) sold or transferred any of the assets used in connection with its business, cancelled any debts or claims or waived any rights or except for this Agreement, entered into any transaction; or (C) experienced any other material adverse change in its assets, properties, business or prospects.

          (j) Taxes.  All taxes (which are deemed "Liabilities") including,
              -----
without limitation, income, property, sales, use, franchise, value added, employees' income withholding and social security taxes, imposed by the United States or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by the Company or the Subsidiary as of the Effective Time, and all interest and penalties thereon, whether disputed or not, have been paid in full, all tax returns required to be filed in connection therewith have been accurately prepared and duly filed or applicable extensions therefor have been obtained and all deposits required by law to be made by the Company with respect to employees' withholding taxes have been duly made. The Company (and the Subsidiary) is not delinquent in the payment of any tax, assessment or governmental charge or deposit and has no tax deficiency or claim outstanding, proposed or assessed against it, and there is no basis for any such deficiency or claim. Mortgage Plus shall be responsible for the cost and filing of all tax returns for fiscal 1998..

          (k) No Subsidiaries or Investments.  Other than the Subsidiary, the
              ------------------------------
Company does not own any capital shares or other equity or ownership or proprietary interest in any corporation, limited liability company, partnership, association, trust, joint venture or other entity.

          (l) Listing.  ["Bulletin Board" symbol "CPTT".]
              -------

                                   ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES
                         OF MORTGAGE PLUS SHAREHOLDERS


  6.1 On November 12, 1997, Mortgage Plus prepared and filed with the Securities and Exchange Commission (the "Commission"), a registration statement (the "Registration Statement") on Form SB-2 (No. 333-____) under the Securities Act of 1933, as amended (the Act"), which Registration Statement was prepared by the Company in substantial conformity with the requirements of the Act. The amended Registration Statement to be filed to reflect the transactions contemplated by this Agreement at the time of filing thereof will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

  6.2 Mortgage Plus has been duly organized and is a validly existing corporation in good standing under the laws of the State of New York. Mortgage Plus does not own or control, directly or indirectly, any corporation, partnership, trust, joint venture or other business entity other than the subsidiaries listed in Exhibit 21 of the Registration Statement. Mortgage Plus is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing (except those jurisdictions in which the failure to not qualify will not, in the aggregate, have a material adverse effect on Mortgage Plus). Mortgage Plus has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitations, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Registration Statement; Mortgage Plus has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations; and Mortgage Plus has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the properties, or results of operations Mortgage Plus taken as a whole.

  6.3 Mortgage Plus has a duly authorized, issued and outstanding capitalization as set forth in Exhibit H. Mortgage Plus is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except as described in the Registration Statement. Except as set forth in the Registration Statement and on Exhibit H hereto, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.

  6.4 The 1997 audited financial statements of Mortgage Plus, together with the related notes and schedules thereto, fairly present the financial position, changes in stockholders equity and the results of operations of Mortgage Plus at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied through the periods involved. There has been no material adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the business, affairs, operations, properties, or results of operations of Mortgage Plus and its subsidiaries taken as a whole whether or not arising in the ordinary course of business since the date of said financial statements.

  6.5 Mortgage Plus (a) has paid all federal, state, local, franchise and foreign taxes for which it is liable including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (b) has established adequate reserves for such taxes which are not due and payable, and (c) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

  6.6 No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Company in connection with the consummation by Mortgage Plus of any of their obligations under this Agreement.

  6.7 There is no action, suit, proceeding, inquiry, arbitration, mediation, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or businesses of, Mortgage Plus which (a) questions the validity of the capital stock of Mortgage Plus, this Agreement, or of any action taken or to be taken by the Mortgage Plus Shareholders to authorize this Agreement or the transactions contemplated hereby, (b) is required to be disclosed in the

Registration Statement which will not be so disclosed, or (c) might materially and adversely affect the condition, financial or otherwise, or the business, affairs, position, stockholders' equity, operation, properties, or results of operations of Mortgage Plus.

  6.8 Mortgage Plus has the power and authority to enter into this Agreement and to consummate the transactions provided for in this Agreement; and this Agreement has been duly and property authorized, executed and delivered by the Mortgage Plus shareholders. This Agreement constitutes a legal, valid and binding obligation of Mortgage Plus enforceable against Mortgage Plus in accordance with its respective terms (except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), The consummation by Mortgage Plus of the transactions contemplated herein does not conflict with or will not conflict with or result or will result in, any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of Mortgage Plus pursuant to the terms of (a) the articles of incorporation or by-laws of Mortgage Plus, as amended and restated, (b) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which Mortgage Plus is a party or by which it is or may be bound or to which its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (c) any statute, judgment, decree, order, rule or regulation applicable to Mortgage Plus of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over Mortgage Plus or any of their activities or profits.

  6.9 No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for Mortgage Plus to consummate the transactions contemplated by this Agreement, including, without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any Mortgage Plus Shares.

  6.10 All executed agreements, contracts, or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which Mortgage Plus is a party or by which it may be bound or to which its assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by Mortgage Plus and constitute the legal, valid and binding agreements of Mortgage Plus enforceable against Mortgage Plus in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law).

  6.11 Mortgage Plus has sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct its business as now conducted; the expiration of any trademarks, trade names, patent rights, copyrights, licenses, approvals or governmental authorizations would not have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of Mortgage Plus; Mortgage Plus has no knowledge of any infringement by it or its subsidiaries of trademark, trade name rights, patent rights, copyrights, licenses, trade secret or other similar rights of others; and there is no claim being made against Mortgage Plus regarding trademark, trade name, patent, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of Mortgage Plus.

  6.12 No default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which Mortgage Plus is a party or by which Mortgage Plus may be bound or to which the property or assets (tangible or intangible ) of Mortgage Plus is subject or affected.

  6.13 To Mortgage Plus's knowledge, there are no pending investigations involving Mortgage Plus by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against Mortgage Plus pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or to its knowledge threatened against or involving Mortgage Plus. No representation question exists respecting the employees of Mortgage Plus. No collective bargaining agreement or modification thereof is currently being negotiated by Mortgage Plus. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of Mortgage Plus. No labor dispute with the employees of Mortgage Plus exists or to its knowledge is imminent.

  6.14 Except as described in the Registration Statement, Mortgage Plus does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Mortgage Plus does not maintain or contribute to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject Mortgage Plus to any tax penalty or prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received form the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. Mortgage Plus has never completely or partially withdrawn forma "multiemployer plan."

  6.15 Mortgage Plus has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Registration Statement to be owned or leased by it, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, or other restrictions or equities of any kind whatsoever other than those referred to in the Registration Statement and liens for taxes not yet due and payable.

  6.16 Except as set forth in the Registration Statement, no officer, director or stockholder of Mortgage Plus, or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (a) an interest in any person or entity which (1) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by Mortgage Plus, or (2) purchases from or sells or furnishes to Mortgage Plus any goods or services, or (b) a beneficiary interest in any contract or agreement to which Mortgage Plus is a party or by which it may be bound or affected. Except as set forth in the Registration Statement, there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among Mortgage Plus, and any officer, director, principal shareholder (as such term is under in the Registration Statement) of Mortgage Plus, or any affiliate or associate of any of the foregoing persons or entities.

  6.17 Mortgage Plus is not, and does not intend to conduct its business in a manner in which it would become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

  6.18 Each of Mortgage Plus and its subsidiaries maintains insurance by insurers of recognized financial responsibility of the types and in the amounts as are prudent, customary and adequate for the business in which it is engaged, including, but not limited to, insurance covering real and personal property owned or leased by Mortgage Plus and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. Mortgage Plus has no reason to believe that it will not be able to renew existing insurance coverage with respect to Mortgage Plus as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business, in either cast, at a cost that would not have a material adverse effect on the financial condition, operations, business, assets or properties of Mortgage Plus. Mortgage Plus has not failed to file any claims, has no material disputes with its insurance company regarding any claims submitted under its insurance policies, and has complied with all material provisions contained in its insurance policies.

                                   ARTICLE 7

                          SURVIVAL OF REPRESENTATIONS
                        AND WARRANTIES; INDEMNIFICATION


  7.1     Survival of Representations and Warranties.  All representations,
          ------------------------------------------
warranties, covenants and agreements contained in this Agreement, or in any written statement, including, without limitation, any certificate, exhibit, schedule or other document delivered pursuant hereto or thereto and made a part hereof or thereof, shall survive the execution and delivery of this Agreement and the Closing hereunder for a period of two (2) years from the Closing Date; provided, that all representations, warranties, covenants and agreements with respect to (a) any liability for any foreign, federal, state, county or local taxes and any interest and penalties thereon, and (b) any allegation of fraud, shall survive the execution and delivery of this Agreement and the Closing hereunder for the full period of any applicable statute of limitations.

  7.2     Indemnification.
          ---------------

          Vertex agrees to indemnify and hold harmless from, and shall reimburse each Mortgage Plus Shareholder and the Company (and any officer, employee, shareholder, board member, advisor or attorney thereof) for any and all damages (which includes any Liability) arising from, in connection with or relating to any inaccuracy in any of the representations and warranties of Vertex or failure by Vertex to perform or comply with any of their respective covenants and agreements contained in this Agreement, the other Transaction Documents or in any certificate, exhibit, schedule or other document delivered pursuant hereto or thereto and made a part hereof or thereof.

  7.3     Indemnification by the Company.  The Company agrees to indemnify and
          ------------------------------
hold harmless from, and shall reimburse Vertex (and any officer, employee, shareholder, board member or attorney thereof) for, any and all damages arising from, in connection with or relating to any inaccuracy in any of the representations and warranties of Mortgage Plus (and any officer, employee, shareholder, board member, advisor or attorney thereof) or failure by Mortgage Plus to perform or comply with any of their respective covenants and agreements contained in this Agreement or in any certificate, exhibit, schedule or other document delivered pursuant hereto or thereto and made a part hereof or thereof.

  7.4     Direct Claims.  If any indemnitee suffers a loss or incurs an expense,
          -------------
loss or damage with respect to which it intends to seek indemnification hereunder, it shall give written notice thereof to the indemnitor describing the amount and nature of such loss or expense. If within thirty (30) days from such notice the indemnitor has not delivered a written objection to such claim to such indemnitee, the indemnitor shall be deemed to have agreed to the amount of such claim and its liability therefor. In the event that the indemnitor objects to such claim within such period, such indemnitee's rights to indemnification from the indemnitor for such claim under this Article 7 shall be determined by (i) subsequent written agreement of the indemnitor and such indemnitee; or (ii) a final decree or judgment of a court of competent jurisdiction.

                                   ARTICLE 8

                              COVENANTS OF VERTEX

  8.1     Covenants of the Company (Pre-Merger).  Immediately prior to the
          -------------------------------------
Effective Time, the Company shall declare and distribute a 3 for 1 stock split consisting of one (1) registered shares and two (2) unregistered shares of the Company's Common Stock to pre-merger Company shareholders. The unregistered Stock shall bear such legends (and related stop transfer instructions) as Company's pre-merger counsel shall approve.

  8.2 Vertex agrees not to, directly or indirectly, offer, offer to sell, sell, grant any option for the sale of, transfer, assign, pledge, hypothecate or otherwise encumber or dispose of any shares of the Company (including any shares of Additional Stock) (either pursuant to Rule 144 of the Regulations or otherwise) or dispose of any interest therein for a period from the date hereof until six (6) months following the date hereof, after which the pre-merger registered shares of the Company's Common Stock held by Vertex shall be free of all restrictions on their resale.

                                   ARTICLE 9

                     COVENANTS OF THE COMPANY (POST-MERGER)

  9.1 The Company will use its best efforts, in a commercially reasonable manner, to promptly file an amended Registration Statement with the Commission to effect the sale, for the Company's account, on a self-underwritten best efforts underwriting, of between 1,000,000 and

1,200,000 shares of the Company's Common Stock at an anticipated purchase price between $4.50 and $5.00 per share, but not less than $4.50 per share, and shall use its best efforts to cause such Registration Statement to be declared effective by the Commission.

  9.2 For a period of at least twelve (12) months following the Effective Time, the Company will not authorize or approve any "reverse" stock split and prior to the release of Rule 144 restrictions for all shares issued to the Company's pre-merger shareholders, (see Exhibit I, annexed hereto).

                                   ARTICLE 10

                                    NOTICES

  10.1 Notices.  Any and all notices and other communications required or
       -------
permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand or mailed by first class certified or registered mail, return receipt requested, or when sent by a nationally recognized overnight courier, addressed to the Parties at the following addresses (or at such other address as a Party may designate by notice to the other Parties given as aforesaid):

          If to the Mortgage Plus Shareholders:

          6851 Jericho Turnpike
          Syosset, New York  11791
          With copies to:


          Ruskin, Moscou, Evans & Faltischek, P.C.
          170 Old Country Road
          Mineola, New York  11501
          Attention: Norman M. Friedland, Esq.

          If to Vertex:


          Ronald C. Byer, President
          Vertex Industries, Inc.
          23 Carol Street
          Clifton, New Jersey 07014

          With copies to:

          Law Office of Jeffrey D. Marks, Esq., P.C.
          415 Clifton Avenue
          Clifton, New Jersey 07015

          If to the Company:

          Computer Transceiver Systems, Inc.
          23 Carol Street
          Clifton, New Jersey 07014
          Attention:  Tom Tully


                                   ARTICLE 11

                                 MISCELLANEOUS

  11.1 Publicity.  Public announcements relating to the transactions
       ---------
contemplated by this Agreement and the other Transaction Documents shall be jointly planned, coordinated and agreed to by the parties prior to Closing.

  11.2 Expenses.  The Parties to this Agreement shall each bear their own
       --------
expenses incurred in connection with the preparation, execution and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby including, without limitation, all fees and expenses of agents, representatives, counsel and accountants. The post-merger Company shall bear the costs and expenses in connection with the issuance of all new stock certificates contemplated by this Agreement.

  11.3 Further Assurances.  Each of the Parties hereto agrees to execute,
       ------------------
acknowledge, deliver, file, record and publish such further certificates, instruments, agreements and other documents, and to take all such further actions, as may be required in connection with the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

  11.4 Entire Agreement.   This Agreement and the other Transaction Documents
       ----------------
and all written statements including without limitation, all certificates, exhibits, schedules and other documents delivered pursuant hereto or thereto and made a part hereof or thereof, constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof, supersede all prior written agreements (whether written or oral) among the Parties.

  11.5 Amendments; Waivers.  This Agreement may not be modified, supplemented or
       -------------------
amended except by a written agreement executed by all of the Parties hereto. No waiver of any breach or default under this Agreement shall be considered valid unless in writing and signed by the Party or Parties giving such waiver, and no such waiver shall be deemed to be a waiver of any subsequent breach or default of the same or similar nature.

  11.6 Gender and Number.  Unless the context otherwise requires, when used
       -----------------
herein, the singular includes the plural and vice versa, and the masculine includes the feminine and neuter and vice versa.

  11.7 Assignment, Binding Effect.  No Party to this Agreement may assign its
       --------------------------
rights and obligations hereunder, without the prior written consent of the other Parties hereto. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors.

  11.8 Headings.  The article and section headings contained in this Agreement
       --------
are for the purpose of convenience only and are not intended to define or limit the contents of said articles and sections.

  11.9 Governing Law.  This Agreement shall be governed by and construed in
       -------------
accordance with the laws of the State of New York, without regard to the conflicts of law provisions thereof. Each of the Parties to this Agreement hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts of the State of New York.

  11.10  Counterparts.  This Agreement may be executed in counterparts, each of
         ------------
which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

  11.11  Escrow.  All parties to this Agreement agree that all documents related
         ------
to this transaction shall be held in escrow by the parties' attorneys and shall have no force or effect prior to the consent of Norman M. Friedland, Esq. and Jeffrey D. Marks, Esq. to the release and effectiveness of said documents.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        MORTGAGE PLUS EQUITY AND LOAN
                                        CORPORATION



                                        By: /s/ STEVEN M. LATESSA
                                           -------------------------------------
                                            STEVEN M. LATESSA, President and
                                             Chief Executive Officer


                                        VERTEX INDUSTRIES, INC.



                                        By: /s/ Ronald C. Byer
                                           -------------------------------------
                                             Ronald C. Byer, President


                                        COMPUTER TRANSCEIVER SYSTEMS,
                                         INC.



                                        By: /s/ Thomas J. Tully
                                           -------------------------------------
                                             Thomas J. Tully, President


                                        CTS-Subsidiary



                                        By: /s/ Thomas J. Tully
                                           -------------------------------------
                                             Thomas J. Tully, President